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                                                        EXHIBIT (10)(ii)(b)


    Material Contracts -- Amendments dated January 17, 1996 to Employment Agreement between Richman Gordman 1/2 Price Stores, Inc. and Mr. Dennis Reaves.





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                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                                    BETWEEN
          RICHMAN GORDMAN 1/2 PRICE STORES, INC. AND DENNIS E. REAVES


    This First Amendment (the "First Amendment") to the Employment Agreement (the "Employment Agreement") dated as of October 1, 1995, between RICHMAN GORDMAN 1/2 PRICE STORES, INC. (the "Company") and DENNIS E. REAVES ("Executive").

    1. Section 4 (a) (1) of the Agreement is hereby amended to provide as follows:

              Payment by the Company of premiums for short term disability insurance (100% of salary for up to six months) and director and officer liability insurance for Executive and a bi-weekly benefits allowance determined in accordance with the Company's executive benefits policy currently in place;

    2. All terms and conditions of the Employment Agreement shall remain in full force and effect except as expressly provided in this First Amendment or as previously amended.

    3. This First Amendment is made as of the 17th day of January, 1996, and shall be effective immediately.


                     RICHMAN GORDMAN 1/2 PRICE STORES, INC.



                     By: /s/ Roger R. Faust
                        --------------------------------
                         Its: Senior Vice President
                        --------------------------------


                     EXECUTIVE



                     By: /s/ Dennis E. Reaves
                        --------------------------------
                                Dennis E. Reaves